附件七

打包贷款合同

编号：2014 年外字 2 号

甲方（申请人）：潍坊雷克兰劳保用品有限公司

营业执照号码：370700400004469

法定代表人：克里斯托福 J. 袁

主要办事机构所在地：安丘市华安路 61 号　邮编：262100

开户金融机构及账号：城区支行

电话：　　　　传真：

乙方（贷款人）：山东安丘农村商业银行股份有限公司

法人代表：岳俊强

主要办事机构所在地：青云大街 31 号　邮编：262100

电话：4366655 传真：

依据有关法律法规的规定，双方经协商一致，签订本合同，以共同遵守。

第一条　打包贷款的前提条件

乙方为甲方叙做打包贷款，甲方须满足下列条件：

1、向乙方预留与签署本合同有关的公司文件、单据、印鉴、相关人员名单和签字样本，并填妥有关凭证；

2、开立乙方要求的为完成本合同下业务所必需的账户；

3、办妥叙做业务所必备的法律和行政审批手续，按乙方要求提交相应审批文件的副本或与原件相符的复印件；

4、本合同第十一条约定的担保协议已生效；

5、甲方同意做出本合同第十二条约定的声明与承诺；

6、乙方认为甲方应予满足的其他条件。

第二条　基础信息

开证行名称：________________________________；

商品名称：________________________________；

信用证或出口合同/订单编号：______________；

信用证或出口合同/订单金额：____________________；

信用证有效期：____________________；

信用证或出口合同装船期：______________；

第三条 金额

乙方根据本合同向甲方提供的打包贷款币种：人民币

打包贷款金额：（大写）捌佰万元整________________，

（小写）8000000.00________________。

第四条 期限

贷款期限为 90 天，自双方约定的提款日起至双方约定的最后一个还款日为止连续计算。如果双方约定的提款时间为特定的期间，上述“提款日”系指提款期的起始日。出口信用证项下收汇款项在贷款到期日前全部收妥的，乙方有权以款项收妥之日作为贷款到期日。

第五条 用途

甲方应将全部贷款仅用于购买、组织生产及安排出口、运输信用证或出口合同/订单项下的货物出口。

未经乙方书面同意，甲方不得将贷款用于其他目的。

第六条 利率与付息

贷款利率为年率 6.72 %。贷款期限内合同利率不变。

利息从甲方实际提款日起算，按实际提款额和用款天数计算，计算基数为一年360天。

甲方通过以下第 2 种方式支付本合同下贷款的利息：

1、每季支付利息一次，每年______、____、________和____为付息日。

2、每月支付利息一次，每月 20 日为付息日。

3、每月支付利息一次，以贷款发放日的对应日为付息日。

4、后收利息，到期结息。

如贷款本金的最后一次偿还日不在付息日，则甲方应在贷款本金最后一次

偿还日付清全部应付利息。

如果甲方应付的任何金额（包括但不限于贷款的本金、利息和其他应由甲方支付的一切费用）逾期，双方同意按以下方式核算逾期利息：

逾期利率为每日 28/000 。自上述金额的应付日（包括当日）至上述金额的实际支付日，按照逾期的实际天数和金额计算。

第七条　提款条件

甲方提款须满足以下条件：

1、提出书面提款申请及有关的贷款用途证明文件；

2、将相关信用证正本交由乙方执管；

3、本合同第十一条约定的担保协议已生效；

4、按乙方要求开立用于提款、付息、付费及还款的账户；

5、向乙方提交有权签署提款文件的人员名单及上述人员的签字样本；

6、未出现本合同第十三条约定的违约事件；

7、乙方认为甲方应予满足的其他条件。

第八条　提款时间

甲方应按下列第 (1) 种方式提款：

1、于 2014 年 12 月 25 日一次性提款；

2、在______年______月______日起______天内按本合同约定数额提清所有款项。

超过上述时间未提用的部分，乙方有权拒绝放款。如乙方拒绝放款，乙方在本合同第三条中所作的贷款承诺视为自动取消，乙方取消贷款承诺的决定无须通知甲方。如乙方同意放款，有权就迟延提取部分按日______的比例收取承担费。

第九条　还款

甲方发货交单、办理出口收汇而收回的货款是本合同下贷款的首要还款来源。甲方在此不可撤销的同意将出口结算收汇事宜委托乙方办理，并同意乙方将出口收汇所得款项自动冲抵本合同下贷款本金、利息和费用。如甲方以办理打包贷款的单证同时在乙方申请叙做出口押汇等其他后续融资业务的，甲方同意乙方将后续融资款项首先自动冲抵贷款本金、利息和费用。若甲方由于不能交货，单证不符或其他任何原因导致不能按期收回货款的，甲方应及时以其他资金来源偿

还的本金、利息（包括罚息）和费用。

第十条 提前还款

甲方可以申请提前还款，但应提前____个银行工作日通知乙方。乙方有权按提前还款部分应收利息的____比例计收补偿费。提前还款的申请不得撤销。

第十一条 担保

本合同项下发生的甲方对乙方的全部债务采用如下第____种方式担保：

1、由____________________提供连带责任保证，并签订《保证合同》，编号为____________________；

2、由____________________提供抵押担保，并签订《抵押合同》，编号为____________________；

3、由潍坊葡萄兰劳保用品有限公司提供质押担保，并签订《动产质押合同》，编号为（空格商行）云潍质（2014）年第1号；

4、由____________________提供质押担保，并签订《权利质押合同》，编号为____________________；

如甲方或担保人发生乙方认为可能影响其履约能力的事件，或担保文件变为无效，或担保人财务状况恶化或因其他原因导致偿债能力下降，或担保人在与乙方之间的合同包括其他担保类合同项下发生违约，或抵押物、质物贬值、毁损、灭失，致使担保能力减弱或丧失时，乙方有权要求甲方提供/增加保证金、更换保证人或提供新的抵押物、质物以担保本合同项下债务。

第十二条 甲方声明与承诺

甲方声明如下：

1、甲方是依法设立和存续的企业法人，已经并将按期办理工商登记手续，具备所有必要的权利并能以自己名义履行本合同义务；

2、签署和履行本合同系基于甲方的真实意思表示，已经按照企业章程或者其它内部管理文件的要求取得合法、有效的公司授权，且不违反对甲方有约束力的任何协议、合同和其他法律文件；

3、甲方在本合同项下向乙方提供的全部文件、财务报表、凭证及其他资料是真实、完整、准确和有效的；

4、甲方申请向乙方叙做的交易背景真实、合法，未用于洗钱等非法的目的；

甲方按乙方要求向乙方提供任何文件不得解释为乙方对于甲方从事交易的真实、合法性负有审查义务和责任；

5、甲方未向乙方隐瞒可能影响其和担保人财务状况和履约能力的事件。

甲方承诺如下：

1、甲方应及时向乙方提供使用打包贷款准备货物情况的说明，并接受乙方的随时监督检查；

2、甲方应于信用证有效期限和信用证约定的交单期限内将信用证项下单据提交乙方办理信用证项下出口收汇事宜；

3、甲方在信用证项下的出口收汇款项应优先用于偿还本合同下的贷款本息和费用；

4、甲方无论出于何种原因不能收回货款的，均应无条件的承担偿还本合同下贷款本金、利息和费用的责任；

5、如果甲方已经或将与本合同保证人就其保证义务签订反担保协议或类似协议，该协议不会损害乙方在本合同项下的任何权利；

6、如出口项下货物生产、销售发生严重困难或者发生其他可能影响甲方或担保人财务状况和履约能力的情况，包括但不限于减少注册资本、进行重大资产或股权转让、承担重大负债或在抵押物上设置新的重大负债、解散、撤销、（被）申请破产等，甲方应以最快捷的方式毫不迟延地通知乙方；

7、对于本合同未作约定的事宜，甲方同意按国际惯例和乙方的有关规定办理。

第十三条　违约事件

下列事项之一即构成甲方在本合同项下违约：

1、违反本合同第五条的约定，将贷款用于该条约定以外的任何用途；

2、未按期偿还和支付贷款本金、利息、罚息、费用和其他应付款项；

3、甲方偿还全部贷款本息和费用前，未经乙方书面同意，信用证的任何条款被任何人修改或者被撤销；

4、由于任何原因导致甲方无法将信用证项下全套单据提交给乙方或甲方提供的单据经乙方审验后发现不符点，且甲方无法消除该不符点；

5、由于任何原因导致信用证项下的款项未能按照信用证条款的约定全部按

期收入；

6、甲方在本合同中所做的声明不真实或违反其在本合同中所做的承诺；

7、违反本合同中关于当事人权利义务的其他约定；

8、甲方在与乙方之间的其他合同项下发生违约事件；

出现本条第一款约定的违约事件时，乙方有权分别或同时采取下列措施：

1、按甲方逾期的实际天数和金额自应付日（包括当日）至实际支付日计收逾期利息。

2、甲方未按本合同约定的用途使用贷款的，乙方有权就挪用贷款部分按挪用期间每日万分之_______的比例从甲方账户中直接扣收违约金。该违约金遇利率调整分段计算。

3、立即中止支付甲方尚未提取的贷款金额；

4、立即宣布尚未偿还的贷款、利息和其他应付款项立即到期，而无须向甲方提前发出任何通知；

5、无须向甲方提前发出任何通知，直接从甲方开立在乙方和乙方其它机构的账户中扣收甲方应予偿还的债务本金、利息、罚息及汇差损失；账户中的未到期款项视为提前到期。账户币种与乙方业务计价货币不同的，按扣款当天乙方确定的汇率折算；

6、处分担保财产，以所得价款优先受偿或者向保证人追索；

7、乙方认为必要和可能的任何其他措施。

第十四条　其他约定

甲方应全额支付本合同项下应付款项，不得提出抵销的主张，但乙方书面同意的除外。

未经乙方书面同意，甲方不得将本合同项下任何权利、义务转让予第三人。

若乙方因业务需要须委托乙方其他分支机构履行本合同项下权利及义务，甲方对此表示认可。乙方授权的乙方其他分支机构有权行使本合同项下全部权利，有权向法院提起诉讼或将本合同项下纠纷提交仲裁机构裁决。甲方放弃对于乙方其他分支机构有关诉讼或仲裁主体方面的任何异议。

在不影响本合同其他约定的情形下，本合同对双方及各自依法产生的承继人和受让人均具有法律约束力。

第十五条　权利保留

乙方如未行使本合同项下部分权利，或未要求甲方履行部分义务，并不构成乙方对该项权利或义务的放弃或豁免，亦不构成乙方对本合同中其他权利的放弃或对甲方其他义务的豁免。

乙方对甲方的任何宽容、展期或者延缓行使本合同项下的权利，均不影响乙方根据本合同及法律法规而享有的任何权利，亦不得视为乙方对上述权利的放弃。

第十六条　合同的变更、解除和解释

本合同经双方书面同意可以修改、补充或解除。本合同的任何修改和补充均构成本合同不可分割的一部分。

本合同任何条款的无效均不影响其他条款的效力。

第十七条　法律适用、争议解决及司法管辖

本合同适用中华人民共和国法律。

在合同履行期间，因履行本合同所发生的或与本合同有关的一切争议纠纷，双方可协商解决。协商不成的，任何一方可以采取如下第 2 种方式加以解决：

1、依法向乙方或者依照本合同行使权利义务的其它乙方分支机构住所地的人民法院起诉；

2、依法向有管辖权的人民法院起诉。

3、提交位于__________（地点）的________________仲裁委员会仲裁。

第十八条　公证（此为选择性条款，双方的选择是 ：1、适用；2、不适用）

本合同签署生效后_____个银行工作日内，甲方与乙方到__________公证处办理强制执行公证。公证费用由_______方承担。

第十九条　附件

下列附件及经双方共同确认的其它附件是本合同不可分割的组成部分，具有与本合同相同的效力。

1、打包贷款提款申请书；

2、 质押清单、合同订单

第二十条　生效条件

本合同自双方法定代表人或授权签字人签字并加盖公章之日起生效，以日期较后者为准。

本合同一式 三 份，双方及担保人各执 一 份，均具同等效力。

第二十一条　特别提示

甲方与乙方已对本合同的所有条款进行了充分的协商。

乙方已提请甲方特别注意有关双方权利义务的全部条款，并对其作全面、准确的理解，乙方已经应甲方的要求对上述条款做出相应的说明。

甲方：

法定代表人或授权签字人：

2014 年 12 月 17 日

地点：公司业务部

乙方：

授权签字人：

2014 年 12 月 17 日

地点：公司业务部